UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 23, 2008

(Date of earliest event reported)

ST. JUDE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-8672

Minnesota	41-1276891
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Lillehei Plaza

St. Paul, Minnesota 55117

(Address of principal executive offices, including zip code)

(651) 483-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   The Department of Treasury requires that all nonqualified deferred compensation plans be amended by December 31, 2008 to comply with section 409A of the Internal Revenue Code and related Treasury regulation and IRS guidance (collectively, “section 409A”). Therefore, on October 23, 2008, the Board of Directors of St. Jude Medical, Inc. (the “Company”) adopted an amended and restated version of the St. Jude Medical, Inc. Management Savings Plan, effective January 1, 2008 (the “MSP Restatement”), in order to bring the plan into compliance with section 409A. Pursuant to the MSP Restatement, the benefits under the plan are subject to the following changes:

•	The rules regarding time and manner of distribution of deferred accounts have been revised to comply with section 409A, including:

o

The ability to receive a distribution upon a termination of employment has been changed to permit a distribution upon a Separation from Service (as defined in section 409A). The Separation from Service definition differs from a termination of employment in that (1) a Separation from Service can occur with a significant reduction in services provided and (2) a Separation from Service will not occur merely because the employee relationship with the Company changes to an independent contractor or consulting relationship.

o

Specified Employees (as defined in section 409A) participating in the plan are no longer permitted to receive a distribution from the plan due to Separation from Service until six months after the Specified Employee’s Separation from Service (or death, if earlier).

o

After 2008, employees will no longer be permitted to change the form of distribution (lump sum or installments over 5, 10 or 15 years) with respect to amounts previously deferred but only as to amounts deferred in subsequent years.

•	The timing for completing a deferral election with respect to base pay, sales commissions and incentive compensation has been revised to comply with section 409A.

•

The Board and Compensation Committee retain the authority to determine discretionary contributions to the plan and to amend and terminate the plan; other administrative duties with respect to the plan have been assigned to a committee consisting of management employees.

This summary of the benefit changes resulting from the MSP Restatement is qualified in its entirety by reference to the full text of the MSP Restatement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	St. Jude Medical, Inc. Management Savings Plan, restated effective January 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

By:	/s/ Pamela S. Krop
Pamela S. Krop Vice President, General Counsel and Secretary

Date: October 29, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	St. Jude Medical, Inc. Management Savings Plan, restated effective January 1, 2008.